Capital Innovations Global Agri, Timber, Infrastructure Fund
Class A Shares (INNAX)
Class C Shares (INNCX)
Institutional Class Shares (INNNX)

Summary Prospectus	April 7, 2014

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and Statement of Additional Information (“SAI”) and other information about the Fund online at http://www.capinnovationsfund.com/whythefund/fundliterature. You may also obtain this information at no cost by calling 1-888-990-9950 or by sending an e-mail request to capitalinnovationsfunds@umb.com. The Fund's Prospectus and SAI, both dated April 1, 2014, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objectives
The investment objectives of the Capital Innovations Global Agri, Timber, Infrastructure Fund (the “Fund”) are primarily to seek maximum total return through growth of capital, and secondarily to seek to provide current income to shareholders.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Fund.  More information about these fees and other discounts is available from your financial professional and in the section titled “Reduced Sales Charges – A Shares” on page 25 of the Statutory Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Institutional Class Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%(1)	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	1.00%(2)	1.00%(3)	None
Wire fee	$20	$20	$20
Overnight check delivery fee	$15	$15	$15
Retirement account fees (annual maintenance fee)	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.10%		1.10%		1.10%
Distribution and service (Rule 12b-1) fees		0.25%		1.00%		None
Other expenses		5.47%		5.47%		5.47%
Shareholder servicing fee	0.05%		0.05%		0.05%
All other expenses	5.42%		5.42%		5.42%
Total annual fund operating expenses		6.82%		7.57%		6.57%
Fees waived and/or expenses reimbursed (4)		(5.22%)		(5.22%)		(5.22%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses (4)		1.60%		2.35%		1.35%

1	No sales charge applies on investments of $1 million or more.

2
No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

3	No sales charge applies on investments, but a CDSC of 1.00% will be imposed on certain redemptions of shares within 12 months of the date of purchase.
4
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.60%, 2.35% and 1.35% of average daily net assets of the A Shares, Class C Shares and Institutional Shares, respectively.  This agreement is in effect until March 31, 2015, and it may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three years from the date of the waiver or payment.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
A Shares	$828	$2,034	$3,292	$6,242
C Shares	$338	$1,753	$3,190	$6,473
Institutional Shares	$137	$1,478	$2,777	$5,850

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
A Shares	$728	$2,034	$3,292	$6,242
C Shares	$238	$1,753	$3,190	$6,473
Institutional Shares	$137	$1,478	$2,777	$5,850

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including amounts borrowed for investment purposes) in the securities of global infrastructure, timber, and agribusiness related companies.  The Fund defines these companies as described below. Approximately 50% of the Fund’s net assets will be invested in publicly traded securities of companies the primary operations of which are in foreign markets. The Fund considers an issuer’s “primary operations” to be in a foreign market if the issuer (i) is organized under the laws of that country, (ii) derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in that country, or (iii) has at least 50% of its assets located within that country.  The Fund will invest in at least three countries outside the United States. The Fund may invest in companies of any market capitalization but anticipates that the majority of the Fund’s investments will be in large and mid-cap securities. Potential investments include all types of equities, and American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) of global infrastructure, timber, and agribusiness companies, trading on U.S. and global exchanges and market places.  In addition, the Fund may invest in domestic master limited partnership (“MLPs”) and real estate investment trusts (“REITs”).  MLPs are publicly traded companies organized as limited partnerships or limited liability companies and treated as partnerships for federal income tax purposes.  REITs are companies that own interests in real estate or in real estate related loans or other interests and that qualify for favorable federal income tax treatment.

The Fund is actively managed by Capital Innovations, LLC, the Fund’s investment sub-advisor (the “Sub-Advisor”). The Sub-Advisor employs an in-depth analysis which consists of researching historical performance, characteristics, and long-term fundamental outlook of infrastructure, timber, and agribusiness companies to construct a diversified portfolio comprised of 60 to 80 companies representing exposure to these asset classes. To achieve the Fund’s investment objective, the Sub-Advisor intends to allocate the Fund’s assets among the following three of its existing investment strategies:  the Capital Innovations Global Listed Infrastructure strategy, the Capital Innovations Global Listed Timber strategy and the Capital Innovations Global Listed Agribusiness strategy. The Sub-Advisor has appointed a committee consisting of senior management (the “Allocation Committee”) to determine the percentage of the Fund’s assets to be allocated to each such asset class within the allocation ranges set forth in the table below.  On a periodic basis the Allocation Committee will review and may adjust the specific allocation ranges based upon its judgment of economic, market and regulatory conditions.  The Sub-Advisor intends to maintain the allocations within the specified ranges, although actual allocations may vary at any time and may move and remain outside of these ranges (although each allocation will not be less than 25%) due to market movements, cash flows into or out of the Fund and other factors.

Asset Class Allocation Range
Capital Innovations Global Listed Infrastructure Strategy	25-50%
Capital Innovations Global Listed Timber Strategy	25-50%
Capital Innovations Global Listed Agribusiness Strategy	25-50%

The Sub-Advisor seeks to capitalize on market inefficiencies by adhering to a systematic and disciplined investment approach.  The Sub-Advisor first screens the infrastructure, timber, and agribusiness industry universes based on specific guidelines, and then applies fundamental analysis to each potential investment.  After an Allocation Committee review of the best ideas, the Sub-Advisor invests in companies it believes have sustainable competitive advantages, based on the Sub-Advisor’s assessment of the durability of cash flows, relative market valuation and growth potential.

Infrastructure Companies:
Infrastructure companies are companies that derive at least 50% of their gross income or net profits, directly or indirectly from, or have at least 50% of their assets committed to, the management, ownership, operation, construction, development or financing of assets used in connection with: the generation, transmission, sale or distribution of energy; provision of utilities such as electric, water and natural gas; distribution, purification or treatment of water; provision of communications services, including cable television, satellite, microwave, radio, telephone and other communications media; provision of transportation services, including toll roads, airports, railroads or marine ports; or provision of social assets, such as hospitals, schools, and subsidized housing. Infrastructure companies also include energy-related companies organized as REITs and MLPs.

Timber Companies:
Timber companies are companies that derive at least 50% of their gross income or net profits, directly or indirectly, from the ownership, management or lease of forested land and harvest the timber from forested land for commercial use and sale of wood-based products, including lumber, pulp or other processed or finished goods such as paper and packaging. These timber companies include forest products companies, timber MLPs, timber REITs, homebuilding companies, paper products companies, and paper packaging companies.

Agribusiness Companies:
Agribusiness companies are companies that derive at least 50% of their gross income or net profits, directly or indirectly, from the business of agriculture. Companies primarily engaged in the agriculture business include those engaged in the production, processing, and distribution of agricultural products, packaged foods, and meats, as well as the business operators and suppliers of equipment and materials such as fertilizers, agricultural chemicals, agricultural construction equipment, farm machinery, and heavy trucks. Agribusiness companies also include agriculture-related companies organized as REITs and MLPs.

Principal Risks of Investing
Risk is inherent in all investing. A summary description of certain principal risk of investing in the Fund is set forth below.  Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objectives.

Market Risk.  The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.  For example, the financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments fell, credit became more scarce worldwide and there was significant uncertainty in the markets.  Such environments could make identifying investment risks and opportunities especially difficult for the Advisor.  In response to the crisis, the United States and other governments have taken steps to support financial markets.  The withdrawal of this support or failure of efforts in response to the crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities.  In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economic Risk.  The market value of the securities held by the Fund can be adversely affected by lower or depressed levels of general economic activity and gross domestic product (“GDP”) growth, including possible prolonged periods of recession or deflation, in the countries in which the companies operate.

Equity Risk.  The value of equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.  The price of common stock of an issuer in the Fund’s portfolio may decline if the issuer fails to make anticipated dividend payments because, among other reasons, the financial condition of the issuer declines. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers.  In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Small- and Mid-Cap Company Risk.  Investing in small-capitalization and mid-capitalization companies generally involves greater risks than investing in large-capitalization companies. Small- or mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. Many small capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

Preferred Stock Risk.  Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company.  Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities and is sensitive to changes in the issuer’s creditworthiness and to changes in interest rates, and may decline in value if interest rates rise.

Industry Concentration Risk.  The Fund’s investments will be concentrated in each of the following industries: infrastructure, timber, and agribusiness. The focus of the Fund’s portfolio on these specific industries may present more risks than if the portfolio were broadly diversified over numerous industries.

Infrastructure Industry Risk. Companies within the infrastructure industry are susceptible to adverse economic or regulatory occurrences. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to regulation by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; and general changes in market sentiment towards infrastructure and utilities assets. Any market price movements, regulatory or technological changes, or economic conditions affecting infrastructure-related companies may have a significant impact on the Fund’s performance.

Timber Industry Risk. Timber companies may be affected by numerous factors, including events occurring in nature and international politics. For example, the volume and value of timber that can be harvested from timberlands may be limited by natural disasters and other events such as fire, volcanic eruptions, insect infestation, disease, ice storms, wind storms, flooding, other weather conditions and other causes. In periods of poor logging conditions, timber companies may harvest less timber than expected. Timber companies are subject to many federal, state and local environmental, health and safety laws and regulations. In addition, rising interest rates and general economic conditions may affect the demand for timber products.  Any factors affecting timber companies could have a significant effect on the Fund’s performance.

Agribusiness Industry Risk. Economic forces, including forces affecting the agricultural commodity, energy and financial markets, as well as government policies and regulations affecting the agricultural industry and related industries, could adversely affect agribusiness companies.  Agricultural production and trade flows are significantly affected by government policies and regulations.  In addition, agribusiness companies must comply with a broad range of environmental laws and regulation. Additional or more stringent environmental laws and regulations may be enacted in the future and such changes could have a material adverse effect on agribusiness companies and may affect the Fund’s performance.

Foreign Investment Risk.  Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries.  Special risks associated with investments in foreign markets include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, and difficulty in enforcing contractual obligations. In addition, changes in exchange rates and interest rates, and imposition of foreign taxes, may adversely affect the value of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. The Fund’s investments in depository receipts (including ADRs) are subject to these risks, even if denominated in U.S. Dollars, because changes in currency and exchange rates affect the values of the issuers of depository receipts. In addition, the underlying issuers of certain depository receipts, particularly unsponsored or unregistered depository receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.  Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries. Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

Master Limited Partnership Units Risk.  An investment in MLP units involves risks in addition to the risks associated with a similar investment in equity securities, such as common stock, of a corporation. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. Additional risks inherent to investments in MLP units include cash flow risk, tax risk, risk associated with a potential conflict of interest between unit holders and the MLP’s general partner, and capital markets risk.  Moreover, the value of the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it could be taxed as a corporation and there could be a material decrease in the value of its securities.

Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

Real Estate Investment Trust Risk.  In addition to the risks associated with securities linked to the real estate industry, such as declines in the value of real estate, risks related to general and local economic conditions, decreases in property revenues, and increases in prevailing interest rates, property taxes and operating expenses, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. A REIT could possibly fail to qualify for favorable U.S. federal income tax treatment, or to maintain its exemption from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In addition, the REIT may experience delays in enforcing its rights as a lessor and may incur substantial costs associated with protecting its investments.

Management and Strategy Risk.  The value of your investment depends on the judgment of the Sub-Advisor  about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.  Investment strategies employed by the Sub-Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Institutional Class shares and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based market index.  Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, www.capinnovationsfund.com, or by calling the Fund at 888-990-9950. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Sales loads are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Calendar-Year Total Return (before taxes) – Institutional Class Shares
For each calendar year at NAV

During the period of time shown in the bar chart, the highest return for a calendar quarter was 6.69% (quarter ended 3/31/2013) and the lowest return for a calendar quarter was -2.59% (quarter ended 6/30/2013).

Average Annual Total Returns (for periods ended December 31, 2013)

	1 year	Since Inception (September 28, 2012)
Institutional Class - Return Before Taxes	14.85%	14.38%
Institutional Class - Return After Taxes on Distributions*	14.53%	14.13%
Institutional Class - Return After Taxes on Distributions and Sale of Fund Shares*	8.54%	10.94%
Class A - Return Before Taxes	8.00%	8.85%
Class C - Return Before Taxes	12.76%	13.25%
S&P Global Natural Resources Sector Index (Reflects No Deductions for Fees, Expenses or Taxes)	0.96%	1.82%
S&P Global Agribusiness Equity Index (Reflects No Deductions for Fees, Expenses or Taxes)	13.87%	15.12%
S&P Global Timber & Forestry Index (Reflects No Deductions for Fees, Expenses or Taxes)	19.79%	24.97%
S&P Global Infrastructure Index (Reflects No Deductions for Fees, Expenses or Taxes)	14.99%	13.96%

*
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisors
Liberty Street Advisors, Inc. is the Fund’s investment advisor (the “Advisor”).  Capital Innovations, LLC is the Fund’s sub-advisor (the “Sub-Advisor”).

Portfolio Managers
Michael D. Underhill, and Susan L. Dambekaln, have served as the portfolio managers of the Fund since its inception in September 2012.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
A Shares and Class C Shares
Direct Regular Accounts	$2,500	$100
Direct Retirement Accounts	$2,500	$100
Accounts with Automatic Investment Plans	$2,500	$100
Qualified Retirement Plans	$2,500	$100
Institutional Class Shares
All Accounts	$1,000,000	$100,000

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income, capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shareholders investing through such tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts.  Certain distributions may be treated as a return of capital, for tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.